EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Transition Period Report of East Delta Resources Corp. (the "Company") on Form 10-KSB/A for the nine months transition period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                 /s/ Victor I.H. Sun
Date:  February 13, 2008.                        -------------------------------
       -----------------                         Victor I.H. Sun
                                                 Chief Executive Officer,
                                                 Chief Operating Officer,
                                                 And Chief Financial Officer